Exhibit 99.1

G-III APPAREL GROUP, LTD.

G-III APPAREL GROUP, LTD. ANNOUNCES SECOND QUARTER FISCAL 2023 RESULTS

— Net Sales of $605.2 Million for the Second Quarter Compared to $483.1 Million Last Year —

— Net Income Per Diluted Share of $0.74 for the Second Quarter Compared to $0.39 Last Year —

— Non-GAAP Net Income Per Diluted Share of $0.39 for the Second Quarter Compared to $0.41 Last Year —

— G-III Updates Guidance for Fiscal Year 2023 —

New York, New York – September 7, 2022 -- G-III Apparel Group, Ltd. (NasdaqGS: GIII), a global fashion leader with expertise in design, sourcing, and manufacturing, today announced operating results for the second quarter of fiscal 2023, ended July 31, 2022.

Morris Goldfarb, G-III’s Chairman and Chief Executive Officer, said, “We are pleased to have completed our previously announced acquisition of the remaining 81% of the iconic Karl Lagerfeld brand, further expanding our global reach. In the second quarter of fiscal 2023, we continued to see significant year-over-year sales growth across our power brands. We are managing the business prudently with a keen eye towards gaining market share and building on our strengths while further expanding our global reach. Looking ahead, we are in a good position for the Fall season and our order book remains strong.”

Mr. Goldfarb concluded, “Given the challenging environment that has rapidly developed over the last few months, we are taking a more conservative view for the balance of the year. We have a strong track record of managing through difficult business  conditions and remain confident in our strategy and in our ability to deliver on our updated full year expectations, as the overall fundamentals of our business remain solid.”

Net sales for the second quarter ended July 31, 2022 increased 25% to $605.2 million from $483.1 million in the prior year’s quarter. The Company reported net income for the second quarter of $36.3 million, or $0.74 per diluted share, compared to $19.2 million, or $0.39 per diluted share, in the prior year’s quarter.

Non-GAAP net income per diluted share was $0.39 for the second quarter of this year compared to $0.41 in the same period last year. Non-GAAP net income per diluted share excludes (i) a $30.9 million gain in the fair value of the Company’s minority ownership in Karl Lagerfeld prior to the acquisition, (ii) $5.7 million of expenses related to the Karl Lagerfeld transaction which include incentive compensation, professional fees and amortization of inventory valuation adjustments and (iii) non-cash imputed interest expense of $1.7 million in this quarter related to the note issued to seller (the “Seller Note”) as part of the consideration for the acquisition of Donna Karan International compared to $1.6 million in the second quarter last year. The aggregate effect of these exclusions was equal to $(0.35) per diluted share in the second quarter of this year and $0.02 per diluted share in the second quarter of fiscal 2022.

Outlook

The Company today updated its guidance for the fiscal year ending January 31, 2023. The Company’s fiscal year 2023 guidance anticipates the expected impact from current levels of inflationary pressure on consumers and incremental costs associated with the supply chain conditions, including the timing of receipts of goods.

For fiscal 2023, the Company expects net sales of approximately $3.15 billion and net income between $182 million and $187 million, or between $3.69 and $3.79 per diluted share. This compares to net sales of $2.77 billion and net income of $200.6 million, or $4.05 per diluted share, last year. This guidance is inclusive of approximately $130.0 million in net sales and net income of approximately $0.10 per diluted share in connection with the operations of the Karl Lagerfeld business for the seven months in this fiscal year subsequent to Karl Lagerfeld becoming a wholly-owned subsidiary of the Company.

The Company is anticipating non-GAAP net income for fiscal 2023 between $177.0 million and $182.0 million, or between $3.60 and $3.70 per diluted share. Non-GAAP results excludes (i) a $30.9 million gain in the fair value of the Company’s minority ownership in Karl Lagerfeld, (ii) $16.7 million of expenses related to the Karl Lagerfeld transaction which include incentive compensation, professional fees, foreign currency losses and amortization of inventory valuation adjustments and (iii) non-cash imputed interest expense of approximately $6.9 million related to the Seller Note. The aggregate effect of these exclusions is equal to $(0.09) per diluted share. This guidance compares to non-GAAP net income of $207.9 million, or $4.20 per diluted share, for fiscal 2022. Non-GAAP results for fiscal 2022 exclude (i) non-cash imputed interest expense of $6.4 million related to the Seller Note, (ii) expenses of $2.1 million related to the Karl Lagerfeld transaction and (iii) asset impairments net of gains on lease terminations of $1.5 million, primarily related to leasehold improvements and furniture and fixtures at certain of our retail stores.  The aggregate effect of these exclusions was equal to $0.15 per diluted share in fiscal 2022.

The Company is projecting full-year adjusted EBITDA for fiscal 2023 between $318.0 million and $323.0 million compared to adjusted EBITDA of $350.2 million in fiscal 2022.

For the third quarter of fiscal year 2023, the Company expects net sales of approximately $1.07 billion compared to $1.02 billion in the same period last year. Net income for the third quarter of fiscal 2023 is expected to be between $83.0 million and $88.0 million, or $1.70 and $1.80 per diluted share. This compares to net income of $106.7 million, or $2.16 per diluted share, in last year’s third quarter.

The Company is anticipating non-GAAP net income for the third quarter of fiscal 2023 between $87.0 million and $92.0 million, or between $1.80 and $1.90 per diluted share. Non-GAAP results exclude (i) expenses of $3.4 million related to the Karl Lagerfeld transaction and (ii) non-cash imputed interest expense of approximately $1.8 million related to the Seller Note. This guidance compares to non-GAAP net income of $107.9 million, or $2.18 per diluted share, for fiscal 2022. Non-GAAP results for fiscal 2022 exclude non-cash imputed interest expense of $1.6 million related to the Seller Note. The effect of this exclusion was equal to $0.10 per diluted share in the third quarter of fiscal 2023 and $0.02 per diluted share in last year’s third quarter.

Non-GAAP Financial Measures

Reconciliations of GAAP net income to non-GAAP net income, GAAP net income per diluted share to non-GAAP net income per diluted share and GAAP net income to adjusted EBITDA are presented in tables accompanying the condensed financial statements included in this release and provide useful information to evaluate the Company’s operational performance. Non-GAAP net income, non-GAAP net income per diluted share and adjusted EBITDA should be evaluated in light of the Company’s financial statements prepared in accordance with GAAP.

About G-III Apparel Group, Ltd.

G-III designs, sources and markets apparel and accessories under owned, licensed and private label brands. G-III’s substantial portfolio of more than 30 licensed and proprietary brands is anchored by five global power brands: DKNY, Donna Karan, Karl Lagerfeld, Calvin Klein and Tommy Hilfiger. G-III’s owned brands include DKNY, Donna Karan, Karl Lagerfeld, Vilebrequin, G.H. Bass, Eliza J, Jessica Howard, Andrew Marc, Marc New York and Sonia Rykiel. G-III has fashion licenses under the Calvin Klein, Tommy Hilfiger, Kenneth Cole, Cole Haan, Guess?, Vince Camuto, Levi's and Dockers brands. Through its team sports business, G-III has licenses with the National Football League, National Basketball Association, Major League Baseball, National Hockey League and over 150 U.S. colleges and universities. G-III also distributes directly to consumers through its DKNY, Karl Lagerfeld, Karl Lagerfeld Paris and Vilebrequin stores and its digital channels for the DKNY, Donna Karan, Vilebrequin, Karl Lagerfeld, Karl Lagerfeld Paris, Andrew Marc, Wilsons Leather and G.H. Bass brands.

Statements concerning G-III's business outlook or future economic performance, anticipated revenues, expenses or other financial items; product introductions and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters are "forward-looking statements" as that term is defined under the Federal Securities laws. Forward-looking statements are subject to risks, uncertainties and factors which include, but are not limited to, risks related to the COVID-19 pandemic, reliance on licensed product, reliance on foreign manufacturers, risks of doing business abroad, the current economic and credit environment, risks related to our indebtedness, the nature of the apparel industry, including changing customer demand and tastes, customer concentration, seasonality, risks of operating a retail business, risks related to G-III’s ability to reduce the losses incurred in its retail operations, customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, possible disruption from acquisitions, the impact on G-III’s business of the imposition of tariffs by the United States government and business and general economic conditions, as well as other risks detailed in G-III's filings with the Securities and Exchange Commission. G-III assumes no obligation to update the information in this release.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

(Nasdaq: GIII)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

	Three Months Ended July 31,		Six Months Ended July 31,
	2022	2021	2022	2021

	(Unaudited)

Net sales	$605,244	$483,081	$1,294,001	$1,002,991
Cost of goods sold	376,318	290,203	819,036	614,644
Gross profit	228,926	192,878	474,965	388,347

Selling, general and administrative expenses	191,041	146,840	376,458	288,443
Depreciation and amortization	6,656	7,098	12,751	14,142
Gain on lease terminations	(29)	—	(38)	—
Operating profit	31,258	38,940	85,794	85,762

Other income	30,325	1,975	27,618	3,795
Interest and financing charges, net	(12,550)	(12,574)	(24,753)	(24,578)
Income before income taxes	49,033	28,341	88,659	64,979

Income tax expense	12,968	9,235	21,968	19,494
Net income	36,065	19,106	66,691	45,485
Less: Loss attributable to noncontrolling interests	(254)	(62)	(262)	(4)
Net income attributable to G-III Apparel Group, Ltd.	$36,319	$19,168	$66,953	$45,489

Net income attributable to G-III Apparel Group, Ltd. per common share:
Basic	$0.76	$0.40	$1.39	$0.94
Diluted	$0.74	$0.39	$1.36	$0.92

Weighted average shares outstanding:
Basic	47,999	48,476	48,007	48,427
Diluted	49,019	49,523	49,061	49,502

Selected Balance Sheet Data (in thousands):	As of July 31,
	2022	2021

	(Unaudited)

Cash and cash equivalents	$150,977	$509,988
Working capital	996,024	976,289
Inventories	1,040,814	499,337
Total assets	3,082,354	2,553,586
Total debt	575,777	517,641
Operating lease liabilities	228,981	190,238
Total stockholders' equity	1,584,001	1,380,612

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME AND RECONCILIATION OF GAAP NET INCOME PER SHARE TO NON-GAAP NET INCOME PER SHARE

(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	July 31, 2022	July 31, 2021	July 31, 2022	July 31, 2021

	(Unaudited)

GAAP net income attributable to G-III Apparel Group, Ltd.	$36,319	$19,168	$66,953	$45,489

Excluded from non-GAAP:
Karl Lagerfeld investment gain	(30,925)	—	(30,925)	—
Gain on lease terminations	(29)	—	(38)	—
Expenses related to Karl Lagerfeld acquisition	5,693	—	9,872	—
Non-cash imputed interest	1,740	1,599	3,411	3,135
Income tax impact of non-GAAP adjustments	6,220	(510)	4,380	(940)

Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$19,018	$20,257	$53,653	$47,684

	Three Months Ended		Six Months Ended
	July 31, 2022	July 31, 2021	July 31, 2022	July 31, 2021

	(Unaudited)

GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$0.74	$0.39	$1.36	$0.92

Excluded from non-GAAP:
Karl Lagerfeld investment gain	(0.63)	—	(0.63)	—
Gain on lease terminations	(0.00)	—	(0.00)	—
Expenses related to Karl Lagerfeld acquisition	0.12	—	0.20	—
Non-cash imputed interest	0.03	0.03	0.07	0.06
Income tax impact of non-GAAP adjustments	0.13	(0.01)	0.09	(0.02)

Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$0.39	$0.41	$1.09	$0.96

Non-GAAP net income and diluted net income per common share are each a “non-GAAP financial measure” that excludes (i) gain in the fair value of the Company’s minority ownership in Karl Lagerfeld prior to the acquisition, (ii) gain on lease terminations, (iii) expenses related to the Karl Lagerfeld transaction that include incentive compensation, professional fees, amortization of inventory valuation adjustments and foreign currency losses and (iv) non-cash imputed interest expense.  The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL NET INCOME TO FORECASTED AND ACTUAL ADJUSTED EBITDA

(In thousands)

			Forecasted Twelve	Actual Twelve
	Three Months Ended		Months Ended	Months Ended
	July 31, 2022	July 31, 2021	January 31, 2023	January 31, 2022

	(Unaudited)

Net income attributable to G-III Apparel Group, Ltd.	$36,319	$19,168	$182,000 - 187,000	$200,593

Karl Lagerfeld investment gain	(30,925)	—	(30,925)	—
Expenses related to Karl Lagerfeld acquisition	5,693	—	16,715	—
Asset impairments, net of gain on lease terminations	(29)	—	(38)	1,455
Depreciation and amortization	6,656	7,098	30,888	27,626
Interest and financing charges, net	12,550	12,574	55,258	49,666
Income tax expense	12,968	9,235	64,102	70,875

Adjusted EBITDA, as defined	$43,232	$48,075	$318,000 - 323,000	$350,215

Adjusted EBITDA is a “non-GAAP financial measure” which represents earnings before depreciation and amortization, interest and financing charges, net and income tax expense and excludes the Karl Lagerfeld investment gain and expenses related to the Karl Lagerfeld acquisition and asset impairments, net of gain on lease terminations. Adjusted EBITDA is being presented as a supplemental disclosure because management believes that it is a common measure of operating performance in the apparel industry. Adjusted EBITDA should not be construed as an alternative to net income, as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL NET INCOME TO FORECASTED AND ACTUAL NON-GAAP INCOME

(In thousands)

	Forecasted Three	Actual Three	Forecasted Twelve	Actual Twelve
	Months Ending	Months Ended	Months Ended	Months Ended
	October 31, 2022	October 31, 2021	January 31, 2023	January 31, 2022

	(Unaudited)

Net income attributable to G-III Apparel Group, Ltd.	$83,000 - 88,000	$106,674	$182,000 - 187,000	$200,593

Excluded from non-GAAP:
Karl Lagerfeld investment gain	—	—	(30,925)	—
Expenses related to Karl Lagerfeld acquisition	3,421	—	16,715	2,093
Non-cash imputed interest	1,750	1,608	6,947	6,385
Asset impairments, net of gain on lease terminations	—	—	(38)	1,455
Income tax impact of non-GAAP adjustments	(1,171)	(397)	2,301	(2,598)

Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$87,000 - 92,000	$107,885	$177,000 - 182,000	$207,928

Non-GAAP net income is a “non-GAAP financial measure” that excludes (i) gain in the fair value of the Company’s minority ownership in Karl Lagerfeld prior to the acquisition, (ii) asset impairments, net of gain on lease terminations, (iii) expenses related to the Karl Lagerfeld transaction that include incentive compensation, professional fees, amortization of inventory valuation adjustments and foreign currency losses and (iv) non-cash imputed interest expense.  The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL NET INCOME PER SHARE TO FORECASTED AND ACTUAL NON-GAAP INCOME PER SHARE

	Forecasted Three	Actual Three	Forecasted Twelve	Actual Twelve
	Months Ending	Months Ended	Months Ended	Months Ended
	October 31, 2022	October 31, 2021	January 31, 2023	January 31, 2022

	(Unaudited)

GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$1.70 - 1.80	$2.16	$3.69 - 3.79	$4.05

Excluded from non-GAAP:
Karl Lagerfeld investment gain	—	—	(0.63)	—
Expenses related to Karl Lagerfeld acquisition	0.07	—	0.34	0.04
Non-cash imputed interest	0.04	0.03	0.14	0.13
Asset impairments, net of gain on lease terminations	—	—	(0.00)	0.03
Income tax impact of non-GAAP adjustments	(0.01)	(0.01)	0.06	(0.05)

Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$1.80 - 1.90	$2.18	$3.60 - 3.70	$4.20

Non-GAAP diluted net income per share is a “non-GAAP financial measure” that excludes (i) gain in the fair value of the Company’s minority ownership in Karl Lagerfeld prior to the acquisition, (ii) asset impairments, net of gain on lease terminations, (iii) expenses related to the Karl Lagerfeld transaction that include incentive compensation, professional fees, amortization of inventory valuation adjustments and foreign currency losses and (iv) non-cash imputed interest expense.  The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

FISCAL 2022 QUARTERLY RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands)

	Three Months Ended				Fiscal Year Ended
	April 30,	July 31,	October 31,	January 31,	January 31,
	2021	2021	2021	2022	2022

	(Unaudited)
Net income attributable to G-III Apparel Group, Ltd.	$26,321	$19,168	$106,674	$48,430	$200,593

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	—	—	—	2,093	2,093
Non-cash imputed interest	1,536	1,599	1,608	1,642	6,385
Asset impairments, net of gain on lease terminations	—	—	—	1,455	1,455
Income tax impact of non-GAAP adjustments	(430)	(510)	(397)	(1,260)	(2,598)

Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$27,427	$20,257	$107,885	$52,360	$207,928

Non-GAAP net income is a “non-GAAP financial measure” that excludes (i) expenses related to the Karl Lagerfeld transaction that include professional fees and foreign currency losses, (ii) non-cash imputed interest expense and (iii) asset impairments, net of gains on lease terminations. The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that this non-GAAP financial measure provides meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses this non-GAAP financial measure to assess our performance on a comparative basis and believes that it is also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

FISCAL 2022 QUARTERLY RECONCILIATION OF GAAP NET INCOME PER SHARE TO NON-GAAP NET INCOME PER SHARE

	Three Months Ended				Fiscal Year Ended
	April 30,	July 31,	October 31,	January 31,	January 31,
	2021	2021	2021	2022	2022

	(Unaudited)
GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$0.53	$0.39	$2.16	$0.98	$4.05

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	—	—	—	0.04	0.04
Non-cash imputed interest	0.04	0.03	0.03	0.03	0.13
Asset impairments, net of gain on lease terminations	—	—	—	0.03	0.03
Income tax impact of non-GAAP adjustments	(0.01)	(0.01)	(0.01)	(0.02)	(0.05)

Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$0.56	$0.41	$2.18	$1.06	$4.20

Non-GAAP diluted net income per share is a “non-GAAP financial measure” that excludes (i) expenses related to the Karl Lagerfeld transaction that include professional fees and foreign currency losses, (ii) non-cash imputed interest expense and (iii) asset impairments, net of gains on lease terminations. The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that this non-GAAP financial measure provides meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses this non-GAAP financial measure to assess our performance on a comparative basis and believes that it is also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

FISCAL 2022 QUARTERLY RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In thousands)

	Three Months Ended				Fiscal Year Ended
	April 30,	July 31,	October 31,	January 31,	January 31,
	2021	2021	2021	2022	2022

	(Unaudited)
Net income attributable to G-III Apparel Group, Ltd.	$26,321	$19,168	$106,674	$48,430	$200,593

Asset impairments, net of gain on lease terminations	—	—	—	1,455	1,455
Depreciation and amortization	7,044	7,098	7,024	6,460	27,626
Interest and financing charges, net	12,004	12,574	12,354	12,734	49,666
Income tax expense	10,259	9,235	40,198	11,183	70,875

Adjusted EBITDA, as defined	$55,628	$48,075	$166,250	$80,262	$350,215

Adjusted EBITDA is a “non-GAAP financial measure” which represents earnings before depreciation and amortization, interest and financing charges, net, asset impairments,  net of gains on lease terminations and income tax expense. Adjusted EBITDA is being presented as a supplemental disclosure because management believes that it is a common measure of operating performance in the apparel industry. Adjusted EBITDA should not be construed as an alternative to net income, as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with GAAP.

G-III Apparel Group, Ltd.

Company Contact:

Priya Trivedi

SVP of Investor Relations and Treasurer

(646) 473-5228

Investor Relations Contact:

Tom Filandro

ICR, Inc.

(646) 277-1235